UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washin
gton, D.
C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-05908
John Hancock Premium Dividend Fund
(Exact name of registrant as specified in charter)
200 Berkeley Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)
Salvatore Schiavone
Treasurer
200 Berkeley Street
Boston, Massachusetts 02116
(Name and address of agent for service) Registrant's telephone number, including area code:
617-543-9634
Date of fiscal year end:	October 31
Date of reporting period:	April 30, 2024

ITEM 1. REPOR
T TO ST
OCKHOLDERS.

Semiannual report
John Hancock
Premium Dividend Fund
Closed-end U.S. equity
Ticker: PDT
April 30, 2024

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund makes monthly distributions of an amount equal to $0.0825 per share, which will be paid monthly until further notice. The fund may make additional distributions (i) for purposes of not incurring federal income tax on investment company taxable income and net capital gain, if any, not included in such regular distributions and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular monthly distributions.
The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund’s shareholders. The Plan is subject to periodic review by the fund’s Board of Trustees.
You shouldn’t draw any conclusions about the fund’s investment performance from the amount of the fund’s distributions or from the terms of the Plan. The fund’s total return at net asset value (NAV) is presented in the "Financial highlights" section of this report.
With each distribution that does not consist solely of net investment income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income-tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not  be confused with "yield" or "income".

A
message
to shareholders
Dear shareholder,
Both stocks and bonds largely posted positive gains during the six months ended April 30, 2024. Concerns that interest rates would need to stay higher for longer led to a sharp increase in bond yields and weighed heavily on investor sentiment as the period began, but rapidly dissipated following a stretch of favorable inflation readings and more dovish comments from world central bank officials. Stocks moved quickly off their previous lows in response, and the U.S. Federal Reserve added fuel to the rally in December by indicating that the central bank may in fact begin to cut rates later in 2024. Stocks surged in response but began to backtrack toward the end of the period as inflation remained elevated.
As always, please be sure to contact your financial professional, who can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Premium Dividend Fund

2	Your fund at a glance
3	Portfolio summary
5	Fund’s investments
13	Financial statements
17	Financial highlights
19	Notes to financial statements
29	Investment objective, principal investment strategies, and principal risks
34	Additional information
35	Shareholder meeting
36	More information
1	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide high current income, consistent with modest growth of capital.
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2024 (%)

The Primary Blended Index is 70% ICE BofA U.S. All Capital Securities and 30% S&P 500 Utilities Index.
The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. All Capital Securities Index tracks all fixed-to floating-rate, perpetual callable and capital securities of the ICE BofA U.S. Corporate Index.
The S&P 500 Utilities Index tracks the performance of companies in the S&P 500 Index that are primarily involved in water, electrical power, and natural gas distribution industries.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	2

Portfolio summary
PORTFOLIO COMPOSITION AS OF 4/30/2024 (% of total investments)

SECTOR COMPOSITION AS OF 4/30/2024 (% of total investments)

TOP 10 ISSUERS AS OF 4/30/2024 (% of total investments)
Edison International	4.1
The PNC Financial Services Group, Inc.	3.7
Bank of America Corp.	3.0
Wells Fargo & Company	2.9
BP PLC	2.8
Enbridge, Inc.	2.7
NextEra Energy, Inc.	2.5
Duke Energy Corp.	2.4
Verizon Communications, Inc.	2.4
Morgan Stanley	2.4
TOTAL	28.9
Cash and cash equivalents are not included.

3	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT

COUNTRY COMPOSITION AS OF 4/30/2024 (% of total investments)
United States	88.0
United Kingdom	5.1
Canada	5.1
Other countries	1.8
TOTAL	100.0
SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	4

Fund’s investments
AS OF 4-30-24 (unaudited)
	Shares	Value
Common stocks 69.4% (43.1% of Total investments)		$415,775,776
(Cost $389,034,792)
Communication services 7.1%		42,599,392
Diversified telecommunication services 6.9%
AT&T, Inc. (A)(B)	1,091,919	18,442,512
Verizon Communications, Inc. (A)(B)	579,417	22,881,177
Media 0.2%
Paramount Global, Class B (B)	112,002	1,275,703
Consumer staples 1.5%		8,734,480
Tobacco 1.5%
Philip Morris International, Inc. (B)	92,000	8,734,480
Energy 11.4%		68,028,921
Oil, gas and consumable fuels 11.4%
BP PLC, ADR	590,950	22,911,135
Enbridge, Inc. (A)(B)	281,200	9,993,848
Kinder Morgan, Inc. (B)	1,164,001	21,277,938
ONEOK, Inc.	175,000	13,846,000
Financials 0.9%		5,659,534
Banks 0.9%
Columbia Banking System, Inc. (B)	300,879	5,659,534
Materials 1.0%		5,841,600
Metals and mining 1.0%
Vale SA, ADR	480,000	5,841,600
Real estate 1.6%		9,737,553
Specialized REITs 1.6%
Crown Castle, Inc. (B)	103,834	9,737,553
Utilities 45.9%		275,174,296
Electric utilities 24.6%
American Electric Power Company, Inc. (B)	140,000	12,044,200
Duke Energy Corp. (A)(B)	185,000	18,178,100
Entergy Corp. (B)	110,000	11,733,700
Evergy, Inc. (A)(B)	245,000	12,850,250
Eversource Energy (B)	234,033	14,187,080
Exelon Corp. (B)	230,000	8,643,400
FirstEnergy Corp. (A)(B)	435,000	16,677,900
NextEra Energy, Inc. (B)	88,081	5,898,785
OGE Energy Corp. (A)(B)	530,000	18,364,500
Pinnacle West Capital Corp.	50,000	3,682,500
5	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities (continued)
Electric utilities (continued)
PPL Corp. (A)(B)	565,000	$15,514,900
The Southern Company	135,000	9,922,500
Gas utilities 3.0%
Spire, Inc. (A)(B)	200,000	12,358,000
UGI Corp.	215,000	5,495,400
Independent power and renewable electricity producers 1.8%
The AES Corp. (B)	610,086	10,920,539
Multi-utilities 16.5%
Algonquin Power & Utilities Corp.	386,550	8,256,708
Black Hills Corp. (B)	250,000	13,725,000
CenterPoint Energy, Inc. (B)	255,181	7,435,974
Dominion Energy, Inc. (A)(B)	268,800	13,703,424
DTE Energy Company (B)	105,000	11,583,600
National Grid PLC, ADR (A)(B)	164,166	10,941,664
NiSource, Inc.	230,000	6,407,800
Public Service Enterprise Group, Inc. (A)(B)	235,000	16,233,800

Sempra (B)	145,394	10,414,572
Preferred securities (C) 37.7% (23.4% of Total investments)		$225,379,567
(Cost $239,384,640)
Consumer discretionary 0.7%		4,134,900
Broadline retail 0.7%
QVC, Inc., 6.250% (B)	330,000	4,134,900
Financials 25.4%		151,815,633
Banks 8.3%
Bank of America Corp., 7.250%	6,000	6,900,000
Fulton Financial Corp., 5.125% (B)	197,400	3,632,160
Huntington Bancshares, Inc., 6.875% (6.875% to 4-15-28, then 5 Year CMT + 2.704%) (B)	261,075	6,485,103
KeyCorp, 5.650% (B)	98,925	2,034,887
KeyCorp, 6.200% (6.200% to 12-15-27, then 5 Year CMT + 3.132%) (B)	134,275	3,007,760
Regions Financial Corp., 4.450% (B)	293,250	5,017,508
Synovus Financial Corp., 8.940% (3 month CME Term SOFR + 3.614%) (B)(D)	188,000	4,698,120
Truist Financial Corp., 4.750% (B)	96,893	1,921,388
Wells Fargo & Company, 7.500%	14,000	16,036,160
Capital markets 7.1%
Affiliated Managers Group, Inc., 6.750% (B)	289,200	7,403,520
Brookfield Finance, Inc., 4.625%	170,000	2,901,900
Carlyle Finance LLC, 4.625% (B)	53,575	970,243
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	6

	Shares	Value
Financials (continued)
Capital markets (continued)
Morgan Stanley, 6.375% (B)	344,227	$8,578,137
Morgan Stanley, 6.500% (B)	374,000	9,458,460
Morgan Stanley, 7.125% (B)	190,075	4,795,592
TPG Operating Group II LP, 6.950% (B)	325,000	8,381,750
Consumer finance 1.1%
Synchrony Financial, 8.250% (8.250% to 5-15-29, then 5 Year CMT + 4.044%) (B)	257,575	6,472,860
Financial services 2.1%
Apollo Global Management, Inc., 7.625% (7.625% to 12-15-28, then 5 Year CMT + 3.226%)	437,250	11,552,145
Jackson Financial, Inc., 8.000% (8.000% to 3-30-28, then 5 Year CMT + 3.728%)	40,000	1,047,200
KKR Group Finance Company IX LLC, 4.625% (B)	3,375	63,821
Insurance 6.8%
American Equity Investment Life Holding Company, 6.625% (6.625% to 9-1-25, then 5 Year CMT + 6.297%) (B)	211,825	5,204,540
Athene Holding, Ltd., 6.350% (6.350% to 6-30-29, then 3 month LIBOR + 4.253%)	349,213	8,209,998
Brighthouse Financial, Inc., 6.600% (B)	125,485	2,788,277
Enstar Group, Ltd., 7.000% (7.000% to 9-1-28, then 3 month LIBOR + 4.015%) (B)	121,400	3,095,700
F&G Annuities & Life, Inc., 7.950% (B)	300,100	7,802,600
Lincoln National Corp., 9.000% (B)	330,275	8,900,911
The Allstate Corp., 7.375% (B)	166,975	4,454,893
Utilities 11.6%		69,429,034
Electric utilities 9.4%
Duke Energy Corp., 5.750% (B)	199,700	4,942,575
NextEra Energy, Inc., 6.926%	381,350	15,540,013
NSTAR Electric Company, 4.250% (B)	13,347	914,937
NSTAR Electric Company, 4.780% (B)	100,000	7,625,000
SCE Trust II, 5.100% (B)	566,770	11,227,714
SCE Trust VI, 5.000% (B)	249,380	4,942,712
SCE Trust VII, 7.500% (B)	400,000	10,440,000
Union Electric Company, 3.700% (B)	12,262	804,019
Gas utilities 0.8%
Spire, Inc., 5.900% (B)	183,775	4,423,464
7	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities (continued)
Multi-utilities 1.4%
Algonquin Power & Utilities Corp., 6.200% (6.200% to 7-1-24, then 3 month LIBOR + 4.010% to 7-1-29, then 3 month LIBOR + 4.260% to 7-1-49, then 3 month LIBOR + 5.010%) (B)	300,000	$7,485,000
Sempra, 5.750% (B)	45,000	1,083,600

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 52.6% (32.6% of Total investments)				$314,783,481
(Cost $324,874,190)
Communication services 0.9%				5,514,917
Media 0.9%
Paramount Global (6.375% to 3-30-27, then 5 Year CMT + 3.999% to 3-30-32, then 5 Year CMT + 4.249% to 3-30-47, then 5 Year CMT + 4.999%)	6.375	03-30-62	5,963,000	5,514,917
Consumer discretionary 2.4%				14,036,454
Automobiles 2.4%
General Motors Financial Company, Inc. (5.700% to 9-30-30, then 5 Year CMT + 4.997%) (E)	5.700	09-30-30	8,325,000	7,791,064
General Motors Financial Company, Inc. (6.500% to 9-30-28, then 3 month LIBOR + 3.436%) (E)	6.500	09-30-28	6,546,000	6,245,390
Energy 3.3%				19,530,515
Oil, gas and consumable fuels 3.3%
BP Capital Markets PLC (6.450% to 3-1-34, then 5 Year CMT + 2.403% to 3-1-54, then 5 Year CMT + 3.153%) (A)(B)(E)	6.450	12-01-33	3,625,000	3,657,193
Enbridge, Inc. (6.250% to 3-1-28, then 3 month CME Term SOFR + 3.903% to 3-1-48, then 3 month CME Term SOFR + 4.653%)	6.250	03-01-78	10,000,000	9,331,360
Enbridge, Inc. (7.375% to 1-15-28, then 5 Year CMT + 3.708% to 1-15-33, then 5 Year CMT + 3.958% to 1-15-48, then 5 Year CMT + 4.708%)	7.375	01-15-83	3,304,000	3,239,662
Enbridge, Inc. (8.500% to 1-15-34, then 5 Year CMT + 4.431% to 1-15-54, then 5 Year CMT + 5.181%)	8.500	01-15-84	3,130,000	3,302,300
Financials 42.1%				252,281,777
Banks 31.5%
Bank of America Corp. (5.875% to 3-15-28, then 3 month CME Term SOFR + 3.193%) (E)	5.875	03-15-28	7,000,000	6,713,807
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	8

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Bank of America Corp. (6.125% to 4-27-27, then 5 Year CMT + 3.231%) (A)(B)(E)	6.125	04-27-27	15,500,000	$15,316,677
Bank of Montreal (7.700% to 5-26-29, then 5 Year CMT + 3.452%) (A)(B)	7.700	05-26-84	4,200,000	4,192,610
BNP Paribas SA (8.000% to 8-22-31, then 5 Year CMT + 3.727%) (E)(F)	8.000	08-22-31	5,000,000	4,968,632
Citigroup, Inc. (7.375% to 5-15-28, then 5 Year CMT + 3.209%) (E)	7.375	05-15-28	8,095,000	8,300,556
Citigroup, Inc. (7.625% to 11-15-28, then 5 Year CMT + 3.211%) (E)	7.625	11-15-28	10,225,000	10,552,139
Citizens Financial Group, Inc. (3 month CME Term SOFR + 3.265%) (D)(E)	8.566	07-06-24	18,000,000	17,146,770
Citizens Financial Group, Inc. (3 month CME Term SOFR + 3.419%) (D)(E)	8.720	07-06-24	5,285,000	5,086,739
CoBank ACB (6.450% to 10-1-27, then 5 Year CMT + 3.487%) (E)	6.450	10-01-27	7,000,000	6,911,783
CoBank ACB (7.250% to 7-1-29, then 5 Year CMT + 2.880%) (E)	7.250	07-01-29	4,300,000	4,283,164
Comerica, Inc. (5.625% to 10-1-25, then 5 Year CMT + 5.291%) (E)	5.625	07-01-25	12,115,000	11,668,720
HSBC Holdings PLC (6.500% to 3-23-28, then 5 Year ICE Swap Rate + 3.606%) (A)(B)(E)	6.500	03-23-28	5,000,000	4,775,434
Huntington Bancshares, Inc. (5.625% to 7-15-30, then 10 Year CMT + 4.945%) (E)	5.625	07-15-30	7,046,000	6,292,903
Huntington Bancshares, Inc. (3 month CME Term SOFR + 3.142%) (D)(E)	8.470	07-15-24	3,000,000	2,872,276
JPMorgan Chase & Co. (6.875% to 6-1-29, then 5 Year CMT + 2.737%) (E)	6.875	06-01-29	6,445,000	6,604,270
JPMorgan Chase & Co. (3 month CME Term SOFR + 4.042%) (A)(B)(D)(E)	9.348	05-01-24	7,001,000	7,001,000
KeyCorp (5.000% to 9-15-26, then 3 month CME Term SOFR + 3.868%) (E)	5.000	09-15-26	4,253,000	3,587,055
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (E)	7.500	06-27-24	6,950,000	6,957,499
M&T Bank Corp. (3.500% to 9-1-26, then 5 Year CMT + 2.679%) (E)	3.500	09-01-26	9,600,000	7,468,871
The PNC Financial Services Group, Inc. (3.400% to 9-15-26, then 5 Year CMT + 2.595%) (E)	3.400	09-15-26	4,900,000	4,224,236
The PNC Financial Services Group, Inc. (6.000% to 5-15-27, then 5 Year CMT + 3.000%) (A)(B)(E)	6.000	05-15-27	11,285,000	10,854,997
The PNC Financial Services Group, Inc. (6.200% to 9-15-27, then 5 Year CMT + 3.238%) (A)(B)(E)	6.200	09-15-27	12,680,000	12,430,260
The PNC Financial Services Group, Inc. (6.250% to 3-15-30, then 7 Year CMT + 2.808%) (E)	6.250	03-15-30	9,100,000	8,554,928
Wells Fargo & Company (7.625% to 9-15-28, then 5 Year CMT + 3.606%) (E)	7.625	09-15-28	11,301,000	11,816,687
9	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets 5.9%
State Street Corp. (6.700% to 3-15-29, then 5 Year CMT + 2.613%) (E)	6.700	03-15-29	4,332,000	$4,335,645
The Charles Schwab Corp. (5.000% to 6-1-27, then 5 Year CMT + 3.256%) (E)	5.000	06-01-27	4,389,000	4,101,503
The Charles Schwab Corp. (5.375% to 6-1-25, then 5 Year CMT + 4.971%) (A)(B)(E)	5.375	06-01-25	2,800,000	2,768,854
The Goldman Sachs Group, Inc. (7.500% to 2-10-29, then 5 Year CMT + 3.156%) (E)	7.500	02-10-29	12,857,000	13,305,375
The Goldman Sachs Group, Inc. (7.500% to 5-10-29, then 5 Year CMT + 2.809%) (E)	7.500	05-10-29	7,308,000	7,387,530
UBS Group AG (9.250% to 11-13-33, then 5 Year CMT + 4.758%) (E)(F)	9.250	11-13-33	3,270,000	3,588,782
Consumer finance 0.6%
Discover Financial Services (6.125% to 9-23-25, then 5 Year CMT + 5.783%) (E)	6.125	06-23-25	3,750,000	3,749,802
Insurance 4.1%
Markel Group, Inc. (6.000% to 6-1-25, then 5 Year CMT + 5.662%) (E)	6.000	06-01-25	7,000,000	6,945,663
SBL Holdings, Inc. (6.500% to 11-13-26, then 5 Year CMT + 5.620%) (E)(F)	6.500	11-13-26	10,000,000	7,824,767
SBL Holdings, Inc. (7.000% to 5-13-25, then 5 Year CMT + 5.580%) (E)(F)	7.000	05-13-25	11,549,000	9,691,843
Utilities 3.9%				23,419,818
Electric utilities 2.8%
Edison International (5.000% to 3-15-27, then 5 Year CMT + 3.901% to 3-15-32, then 5 Year CMT + 4.151% to 3-15-47, then 5 Year CMT + 4.901%) (E)	5.000	12-15-26	4,650,000	4,369,626
Edison International (5.375% to 3-15-26, then 5 Year CMT + 4.698%) (E)	5.375	03-15-26	9,835,000	9,421,880
NextEra Energy Capital Holdings, Inc. (6.700% to 9-1-29, then 5 Year CMT + 2.364%)	6.700	09-01-54	3,250,000	3,218,827
Multi-utilities 1.1%

Dominion Energy, Inc. (4.350% to 4-15-27, then 5 Year CMT + 3.195%) (E)	4.350	01-15-27	7,000,000	6,409,485
Capital preferred securities (G) 1.2% (0.8% of Total investments)				$7,394,819
(Cost $9,141,705)
Financials 1.2%				7,394,819
Insurance 1.2%
MetLife Capital Trust IV (7.875% to 12-15-37, then 3 month LIBOR + 3.960%) (F)	7.875	12-15-67	6,990,000	7,394,819

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	10

	Yield (%)	Shares	Value
Short-term investments 0.1% (0.1% of Total investments)			$661,248
(Cost $661,523)
Short-term funds 0.1%			661,248
John Hancock Collateral Trust (H)	5.4256(I)	66,146	661,248

Total investments (Cost $963,096,850) 161.0%	$963,994,891
Other assets and liabilities, net (61.0%)	(365,083,152)
Total net assets 100.0%	$598,911,739

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	All or a portion of this security is on loan as of 4-30-24, and is a component of the fund’s leverage under the Liquidity Agreement.
(B)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 4-30-24 was $523,465,933. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $212,539,981.
(C)	Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(G)	Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(I)	The rate shown is the annualized seven-day yield as of 4-30-24.
11	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	187,000,000	USD	Fixed 3.662%	USD SOFR Compounded OIS (a)	Semi-Annual	Quarterly	May 2026	—	$3,588,835	$3,588,835
Centrally cleared	93,000,000	USD	Fixed 3.473%	USD SOFR Compounded OIS (a)	Semi-Annual	Quarterly	May 2026	—	2,203,707	2,203,707
Centrally cleared	46,850,000	USD	Fixed 3.817%	USD SOFR Compounded OIS (a)	Semi-Annual	Quarterly	Dec 2026	—	698,656	698,656
								—	$6,491,198	$6,491,198

(a)	At 4-30-24, the overnight SOFR was 5.340%.

Derivatives Currency Abbreviations
USD	U.S. Dollar

Derivatives Abbreviations
OIS	Overnight Index Swap
OTC	Over-the-counter
SOFR	Secured Overnight Financing Rate
At 4-30-24, the aggregate cost of investments for federal income tax purposes was $965,303,045. Net unrealized appreciation aggregated to $5,183,044, of which $72,680,507 related to gross unrealized appreciation and $67,497,463 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	12

Financial statements
STATEMENT OF ASSETS AND LIABILITIES
 4-30-24 (unaudited)

Assets
Unaffiliated investments, at value (Cost $962,435,327)	$963,333,643
Affiliated investments, at value (Cost $661,523)	661,248
Total investments, at value (Cost $963,096,850)	963,994,891
Receivable for centrally cleared swaps	5,140,870
Dividends and interest receivable	5,389,359
Other assets	260,009
Total assets	974,785,129
Liabilities
Liquidity agreement	373,700,000
Interest payable	1,874,728
Payable to affiliates
Administrative services fees	79,543
Trustees’ fees	429
Other liabilities and accrued expenses	218,690
Total liabilities	375,873,390
Net assets	$598,911,739
Net assets consist of
Paid-in capital	$600,857,245
Total distributable earnings (loss)	(1,945,506)
Net assets	$598,911,739

Net asset value per share
Based on 49,185,225 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$12.18
13	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the six months ended
 4-30-24 (unaudited)

Investment income
Dividends	$19,046,800
Interest	10,304,102
Dividends from affiliated investments	313,126
Less foreign taxes withheld	(161,041)
Total investment income	29,502,987
Expenses
Investment management fees	3,862,647
Interest expense	11,370,029
Administrative services fees	473,462
Transfer agent fees	47,305
Trustees’ fees	22,252
Custodian fees	37,895
Printing and postage	46,398
Professional fees	83,701
Stock exchange listing fees	23,857
Other	10,670
Total expenses	15,978,216
Less expense reductions	(39,061)
Net expenses	15,939,155
Net investment income	13,563,832
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(322,455)
Affiliated investments	5,046
Swap contracts	3,328,609
3,011,200
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	85,954,445
Affiliated investments	957
Swap contracts	130,966
86,086,368
Net realized and unrealized gain	89,097,568
Increase in net assets from operations	$102,661,400
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	14

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-24 (unaudited)	Year ended 10-31-23
Increase (decrease) in net assets
From operations
Net investment income	$13,563,832	$23,361,899
Net realized gain	3,011,200	28,931,234
Change in net unrealized appreciation (depreciation)	86,086,368	(96,963,351)
Increase (decrease) in net assets resulting from operations	102,661,400	(44,670,218)
Distributions to shareholders
From earnings	(24,346,687) 1	(48,362,463)
From tax return of capital	—	(6,202,768)
Total distributions	(24,346,687)	(54,565,231)
Fund share transactions
Issued in shelf offering	—	394,292
Issued pursuant to Dividend Reinvestment Plan	—	794,202
Total from fund share transactions	—	1,188,494
Total increase (decrease)	78,314,713	(98,046,955)
Net assets
Beginning of period	520,597,026	618,643,981
End of period	$598,911,739	$520,597,026
Share activity
Shares outstanding
Beginning of period	49,185,225	49,091,976
Issued in shelf offering	—	29,487
Issued pursuant to Dividend Reinvestment Plan	—	63,762
End of period	49,185,225	49,185,225

1	A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
15	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
For the six months ended
  4-30-24 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations	$102,661,400
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(102,072,259)
Long-term investments sold	78,702,360
Net purchases and sales of short-term investments	28,499,039
Net amortization of premium (discount)	300,240
(Increase) Decrease in assets:
Receivable for centrally cleared swaps	70,136
Dividends and interest receivable	(450,744)
Receivable for investments sold	3,735,165
Other assets	(22,366)
Increase (Decrease) in liabilities:
Payable for investments purchased	(1,632,251)
Interest payable	(62,491)
Payable to affiliates	3,260
Other liabilities and accrued expenses	(35,523)
Net change in unrealized (appreciation) depreciation on:
Investments	(85,955,402)
Net realized (gain) loss on:
Investments	606,123
Net cash provided by operating activities	$24,346,687
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(24,346,687)
Net cash used in financing activities	$(24,346,687)
Cash at beginning of period	—
Cash at end of period	—
Supplemental disclosure of cash flow information:
Cash paid for interest	$(11,432,520)
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	16

Financial highlights
Period ended	4-30-24 1	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$10.58	$12.60	$14.88	$12.84	$15.74	$14.33
Net investment income 2	0.28	0.48	0.72	0.83	0.83	0.72
Net realized and unrealized gain (loss) on investments	1.82	(1.39)	(1.83)	2.40	(2.53)	1.89
Total from investment operations	2.10	(0.91)	(1.11)	3.23	(1.70)	2.61
Less distributions
From net investment income	(0.50) 3	(0.98)	(1.17)	(1.17)	(1.17)	(1.17)
From net realized gain	—	—	—	(0.02)	(0.03)	(0.03)
From tax return of capital	—	(0.13)	—	—	—	—
Total distributions	(0.50)	(1.11)	(1.17)	(1.19)	(1.20)	(1.20)
Premium from shares sold through shelf offering	—	— 4	— 4	—	—	—
Net asset value, end of period	$12.18	$10.58	$12.60	$14.88	$12.84	$15.74
Per share market value, end of period	$11.25	$9.57	$13.99	$17.27	$12.55	$17.69
Total return at net asset value (%) 5,6	20.30 7	(7.65)	(8.30)	25.56	(10.89)	18.52
Total return at market value (%) 5	22.84 7	(24.77)	(12.28)	49.09	(22.55)	22.04
Ratios and supplemental data
Net assets, end of period (in millions)	$599	$521	$619	$726	$625	$764
Ratios (as a percentage of average net assets):
Expenses before reductions	5.55 8	5.07	2.42	1.82	2.32	3.01
Expenses including reductions 9	5.53 8	5.06	2.41	1.81	2.31	3.00
Net investment income	4.71 8	3.93	5.08	5.78	6.07	4.79
Portfolio turnover (%)	8	26	16	17	24	18
Senior securities
Total debt outstanding end of period (in millions)	$374	$374	$374	$374	$374	$384
Asset coverage per $1,000 of debt 10	$2,603	$2,393	$2,655	$2,943	$2,672	$2,992

17	JOHN HANCOCK Premium Dividend Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

1	Six months ended 4-30-24. Unaudited.
2	Based on average daily shares outstanding.
3	A portion of the distributions may be deemed a tax return of capital at year end.
4	Less than $0.005 per share.
5	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Annualized.
9	Expenses including reductions excluding interest expense were 1.59% (annualized), 1.54%, 1.39%, 1.41%, 1.48% and 1.41% for the periods ended 4-30-24, 10-31-23, 10-31-22, 10-31-21, 10-31-20 and 10-31-19, respectively.
10	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Premium Dividend Fund	18

Notes to financial statements (unaudited)
Note 1
—
Organization
John Hancock Premium Dividend Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2
—
Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation.
 Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.  Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include
19	JOHN HANCOCK Premium Dividend Fund | SEMIANNUAL REPORT

market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of April 30, 2024, by major security category or type:
	Total value at 4-30-24	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks	$415,775,776	$415,775,776	—	—
Preferred securities
Consumer discretionary	4,134,900	4,134,900	—	—
Financials	151,815,633	151,815,633	—	—
Utilities	69,429,034	61,000,015	$8,429,019	—
Corporate bonds	314,783,481	—	314,783,481	—
Capital preferred securities	7,394,819	—	7,394,819	—
Short-term investments	661,248	661,248	—	—
Total investments in securities	$963,994,891	$633,387,572	$330,607,319	—
Derivatives:
Assets
Swap contracts	$6,491,198	—	$6,491,198	—
The fund holds liabilities for which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2024, the liability for the fund’s Liquidity agreement on the Statement of assets and liabilities is categorized as Level 2 within the disclosure hierarchy.
Real estate investment trusts.
The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income.
Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
SEMIANNUAL REPORT | JOHN HANCOCK Premium Dividend Fund	20

Foreign investing.
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes.
The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts.
Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses.
 Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Statement of cash flows.
A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
Federal income taxes.
The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of October 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Managed distribution plan.
 The fund has adopted a managed distribution plan (Plan) on September 29, 2014. Under the current Plan, the fund makes monthly distributions of an amount equal to $0.0825 per share, which will be paid monthly until further notice.
Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also
21	JOHN HANCOCK Premium Dividend Fund | SEMIANNUAL REPORT

make additional distributions for the purpose of not incurring federal income and excise taxes.
The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.
Distribution of income and gains.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly under the managed distribution plan described above. Capital gain distributions, if any, are typically distributed annually.
Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital. The final determination of tax characteristics of the fund’s distribution will occur at the end of the year and will subsequently be reported to shareholders.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions, amortization and accretion on debt securities and dividend redesignation.
Note 3
—
Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statement of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund’s investments.
Swaps.
Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by
SEMIANNUAL REPORT | JOHN HANCOCK Premium Dividend Fund	22

the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps.
Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the six months ended April 30, 2024, the fund used interest rate swap contracts to manage against changes in the liquidity agreement interest rates. The fund held interest rate swaps with total USD notional amounts ranging from $280.0 million to $326.9 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at April 30, 2024 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Swap contracts, at value 1	Interest rate swaps	$6,491,198	—

1	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2024:
Statement of operations location - Net realized gain (loss) on:
Risk	Swap contracts
Interest rate	$3,328,609
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2024:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Swap contracts
Interest rate	$130,966
23	JOHN HANCOCK Premium Dividend Fund | SEMIANNUAL REPORT

Note 4
—
Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5
—
Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as distributor for the common shares offered through the equity shelf offering of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee.
 The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to 0.50% of the fund’s average daily managed assets (net assets plus borrowing under the Liquidity Agreement (LA)) (see Note 8). In addition, the fund pays to the Advisor 5.00% of the fund’s daily gross income, which amounted to $1,493,300 for the six months ended April 30, 2024. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate managed assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2024, this waiver amounted to 0.01% of the fund’s average daily net assets, on an annualized basis. This agreement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $39,061 for the six months ended April 30, 2024.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2024, were equivalent to a net annual effective rate of 0.81% of the fund’s average daily managed assets.
Administrative services.
The fund has an administrative agreement with the Advisor under which the Advisor oversees the custodial, auditing, valuation, accounting, legal, compliance, stock transfer and dividend disbursing services and other operational activities and maintains fund communications with shareholders. The fund pays the Advisor a monthly administration fee at an annual rate of 0.10% of the fund’s average weekly managed assets.
Distributor.
The fund will compensate the Distributor with respect to sales of the common shares offered through the equity shelf offering at a commission rate of 1.00% of the gross proceeds of the sale of common shares, a portion of which is allocated to the selling dealers. During the six months ended April 30, 2024, compensation to the Distributor was $0. The Distributor has an agreement with a sub-placement agent in the sale of common shares. The fund is not responsible for payment of commissions to the sub placement agent.
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Trustee expenses.
The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6
—
Fund share transactions
On December 17, 2014, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2024 and December 31, 2024 up to 10% of its outstanding common shares as of December 31, 2023. The share repurchase plan will remain in effect between January 1, 2024 and December 31, 2024.
During the six months ended April 30, 2024 and the year ended October 31, 2023, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases, if any, are included on the Financial highlights.
Transactions in common shares, if any, are presented in the Statements of changes in net assets. In 2022, the fund filed a registration statement with the Securities and Exchange Commission, registering an additional 2,000,000 common shares through an equity shelf offering program. Under this program, the fund, subject to market conditions, may raise additional equity capital from time to time by offering new common shares at a price equal to or above the fund’s net asset value per common share. Shares issued in shelf offering and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The net proceeds in excess of the net asset value of the shares sold were $0 and $27,219 for the six months ended April 30, 2024 and year ended October 31, 2023, respectively. The premium from shares sold through these shelf offerings, if any, are included on the Financial highlights. Proceeds received in connection with the shelf offering are net of commissions and offering costs.  Total offering costs of $239,770 have been prepaid by the fund. As of April 30, 2024, $25,541 has been deducted from proceeds of shares issued and the remaining $214,229 is included in Other assets on the Statement of assets and liabilities.
Note 7
—
Leverage risk
The fund utilizes the LA to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the LA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund’s investments may subject the fund to greater risk of loss than would reinvestment of collateral in short term highly rated investments.
In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable
25	JOHN HANCOCK Premium Dividend Fund | SEMIANNUAL REPORT

to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
Note 8
—
Liquidity Agreement
The fund has entered into a LA with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $383.7 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at April 30, 2024 are shown in the Statement of assets and liabilities as the Liquidity agreement.
The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund’s authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit. As of April 30, 2024, the LA balance of $373,700,000 was comprised of $155,082,960 from the line of credit and $218,617,040 cash received by SSB from securities lending or Reverse Repo transactions.
Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.
SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund’s losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.
Interest charged is at the rate of overnight bank funding rate (OBFR) plus 0.700% and is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of April 30, 2024, the fund had an aggregate balance of $373,700,000 at an interest rate of 6.02%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the six months ended April 30, 2024, the average balance of the LA and the effective average annual interest rate were $373,700,000 and 6.12%, respectively.
The fund may terminate the LA with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the LA.
Note 9
—
LIBOR Discontinuation Risk
Certain debt securities, derivatives and other financial instruments have traditionally utilized LIBOR as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, the U.K. Financial Conduct Authority (UK FCA) announced that LIBOR would be discontinued as of June 30, 2023. The UK FCA elected to require the ICE Benchmark Administration Limited, the
SEMIANNUAL REPORT | JOHN HANCOCK Premium Dividend Fund	26

administrator of LIBOR, to continue publishing a subset of LIBOR settings on a “synthetic” basis. The synthetic publication of the one-, three and six-month U.S. dollar LIBOR will continue until September 30, 2024.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. Market participants have adopted alternative rates such as Secured Overnight Financing Rate (SOFR) or otherwise amended financial instruments referencing LIBOR to include fallback provisions and other measures that contemplated the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight U.S. Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences.
The utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund’s performance.

Note 10
—
Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $102,072,259 and $78,702,360, respectively, for the six months ended April 30, 2024.
Note 11
—
Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 12
—
Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	66,146	$29,154,284	$94,974,872	$(123,473,911)	$5,046	$957	$313,126	—	$661,248
Note 13
—
New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The temporary relief
27	JOHN HANCOCK Premium Dividend Fund | SEMIANNUAL REPORT

provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
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Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objective
The Fund’s investment objective is to provide high current income, consistent with modest growth of capital. The Fund will pursue its objective by investing in a diversified portfolio comprised primarily of dividend paying preferred securities and common equity securities.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in dividend-paying securities. This is a non-fundamental policy and may be changed by the Board of Trustees of the fund provided that shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act. The Fund will focus on common stocks of those issuers which, in the opinion of the Advisor, have strong fundamental characteristics, large market capitalizations, favorable credit quality and current dividend yields generally higher than the currently available dividend yield quoted on the Standard & Poor’s 500 Index. The Advisor intends to manage the Fund’s portfolio to generate income qualifying for the dividends received deduction (the Dividends Received Deduction) allowed corporations under Section 243(a)(1) of the Internal Revenue Code of 1986, as amended (the Code).
The Fund may invest in floating-rate, fixed-to-floating rate, and fixed-rate preferred securities and debt obligations rated investment grade (at least "BBB" by Standard & Poor’s or "Baa" by Moody’s) at the time of investment or that are preferred securities of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Advisor. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Advisor to be of comparable quality.
The Fund may invest in money market instruments, which include short-term U.S. Government securities, investment grade commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit and bankers’ acceptances.
The Fund may invest up to 10% of the value of its total assets in dividend-paying securities of registered investment companies that invest primarily in investment grade securities.
The fund concentrates its investments in securities of issuers primarily engaged in the utilities industry. The Fund may also invest in derivatives such as futures contracts, options, interest rate swaps and reverse repurchase agreements. The Fund intends to use reverse repurchase agreements to obtain investment leverage either alone and/or in combination with other forms of investment leverage or for temporary purposes. The fund also utilizes a liquidity agreement to increase its assets available for investments and may seek to obtain additional income or portfolio leverage by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets.
The Fund may invest up to 20% of its net assets in restricted securities purchased in direct placements.
The Advisor may also take into consideration environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment selection process. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
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The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk.
There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund. For the fiscal year ended October 31, 2023, the fund’s aggregate distributions included a tax return of capital of $0.13 per share, or 11.37% of aggregate distributions, which may increase the potential tax gain or decrease the potential tax loss of a subsequent sale of shares of the fund.
Concentration risk.
Because the fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those industries or sectors. As a result, the value of an investment may fluctuate more widely since it is more susceptible to market, economic, political, regulatory, and other conditions and risks affecting those industries or sectors than a fund that invests more broadly across industries and sectors.
Credit and counterparty risk.
The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk.
Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk.
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; bank failures; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
Beginning in March 2022, the Fed began increasing interest rates and has signaled the potential for further increases. As a result, risks associated with rising interest rates are currently heightened. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such increases generally will cause market interest rates to rise and could cause the value of the fund’s investments, and the fund’s net asset value (NAV), to decline, potentially suddenly and significantly.
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In addition, as the Fed increases the target Fed funds rate, any such rate increases, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the global securities markets likely will be significantly disrupted. On January 31, 2020, the United Kingdom (UK) left the EU, commonly referred to as “Brexit,” the UK ceased to be a member of the EU, and the UK and EU entered into a Trade and Cooperation Agreement. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For example, the coronavirus (COVID-19) pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. While many countries have lifted some or all restrictions related to the coronavirus (COVID-19) and the United States ended the public health emergency and national emergency declarations relating to the coronavirus (COVID-19) pandemic on May 11, 2023, the continued impact of coronavirus (COVID-19) and related variants is uncertain. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
Political and military events, including in Ukraine, North Korea, Russia, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the EU, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of the fund to buy, sell, receive or deliver those securities and/or assets. These sanctions or the threat of additional sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. The United States and other nations or international organizations may also impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy. Any or all of these potential
31	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT

results could lead Russia’s economy into a recession. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time. The United States and the EU have also imposed similar sanctions on Belarus for its support of Russia’s invasion of Ukraine. Additional sanctions may be imposed on Belarus and other countries that support Russia. Any such sanctions could present substantially similar risks as those resulting from the sanctions imposed on Russia, including substantial negative impacts on the regional and global economies and securities markets.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. Further, there is a risk that the present value of assets or income from investments will be less in the future, known as inflation. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the fund’s investments may be affected, which may reduce the fund’s performance. Further, inflation may lead to the rise in interest rates, which may negatively affect the value of debt instruments held by the fund, resulting in a negative impact on the fund’s performance. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.
Equity securities risk.
The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
ESG integration risk.
The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming funds that do not utilize ESG criteria or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
Fixed-income securities risk.
A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Hedging, derivatives, and other strategic transactions risk.
Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts,
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options, interest rate swaps and reverse repurchase agreements. Futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s NAV.
Illiquid and restricted securities risk.
Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Investment company securities risk.
Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company in which the fund invests. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Large company risk.
Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Leveraging risk.
Issuing preferred shares or using derivatives may result in a leveraged portfolio. Leveraging long exposures increases a fund’s losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund also utilizes a Liquidity Agreement to increase its assets available for investment. See “Note 7 — Leverage risk” above.
LIBOR discontinuation risk.
The official publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments traditionally utilized as the reference or benchmark rate for interest rate calculations, was discontinued as of June 30, 2023. However, a subset of LIBOR settings will continue to be published on a “synthetic” basis. The synthetic publication of the one-, three- and six-month U.S. dollar LIBOR will continue until September 30, 2024. The discontinuation of LIBOR and a transition to replacement rates may lead to volatility and illiquidity in markets and may adversely affect the fund’s performance.
Liquidity risk.
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities.
Preferred and convertible securities risk.
Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
U.S. Government agency obligations risk.
U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
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ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on December 15, 1989, and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the six months ended April 30, 2024, distributions from net investment income totaling $0.4950 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions 1
November 30, 2023	$ 0.0825
December 29, 2023	0.0825
January 31, 2024	0.0825
February 29, 2024	0.0825
March 28, 2024	0.0825
April 30, 2024	0.0825
Total	$0.4950

1 A portion of the distributions may be deemed a tax return of capital at year end.
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	34

SHAREHOLDER MEETING

The fund held its Annual Meeting of Shareholders on Tuesday, February 20, 2024. The following proposal was considered by the shareholders:
THE PROPOSAL PASSED ON FEBRUARY 20, 2024
PROPOSAL: To elect two (2) Trustees (Noni L. Ellison and Frances G. Rathke) to serve for a three-year term ending at the 2027 Annual Meeting of Shareholders.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Noni L. Ellison	32,405,929.216	2,055,981.155
Frances G. Rathke	32,612,521.704	1,849,388.667
Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: Andrew G. Arnott, James R. Boyle, William H. Cunningham, Grace K. Fey, Dean C. Garfield, Deborah C. Jackson, Paul Lorentz, Hassell H. McClellan, Steven R. Pruchansky, and Gregory A. Russo.
35	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT

More information
Trustees
Hassell H. McClellan,
Chairperson
π

Steven R. Pruchansky,
Vice Chairperson
Andrew G. Arnott
†

James R. Boyle
William H. Cunningham
*

Noni L. Ellison
Grace K. Fey
Dean C. Garfield
Deborah C. Jackson
Paul Lorentz
†

Frances G. Rathke
*

Gregory A. Russo
Officers
Kristie M. Feinberg
#

President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Joseph H. Bozoyan, CFA
James Gearhart, CFA
Jonas Grazulis, CFA
Caryn E. Rothman, CFA
Distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Stock symbol
Listed New York Stock Exchange: PDT

π
Member of the Audit Committee as of September 26, 2023.
†
 Non-Independent Trustee
*
Member of the Audit Committee
# Effective as of June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as
monthly portfolio holdings
, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	36

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John Hancock family of funds
U.S. EQUITY FUNDS

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Equity Income
Financial Industries
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New Opportunities
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INTERNATIONAL EQUITY FUNDS

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Emerging Markets
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ALTERNATIVE FUNDS

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A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

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ASSET ALLOCATION/TARGET DATE FUNDS

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Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
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ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

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Tax-Advantaged Dividend Income
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

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MF3549395	P2SA 4/24
6/2024

ITEM 2. CODE OF ETHICS.

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

			Total number of	Maximum number of
	Total number of	Average price per	shares purchased	shares that may yet
			as part of publicly	be purchased under
Period	shares purchased	share	announced plans*	the plans
Nov-23	-	-	-	4,918,810
Dec-23	-	-	-	4,918,810
Jan-24	-	-	-	4,918,523
Feb-24	-	-	-	4,918,523
Mar-24	-	-	-	4,918,523
Apr-24	-	-	-	4,918,523
Total	-	-		4,918,523

* In December 17, 2014, the Board of Trustees approved a share repurchase plan, which has been subsequently reviewed and approved by the Board of Trustees. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2023. The current share plan will remain in effect between January 1, 2024 and December 31, 2024.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to financial statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Premium Dividend Fund

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President
Date:	June 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President
Date:	June 26, 2024
By:	/s/ Charles A. Rizzo
---------------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	June 26, 2024